                                                                   Exhibit 99(a)

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined balance sheet as of June 30, 1999 and the unaudited pro forma condensed combined statements of income for the three and six months ended June 30, 1999 and 1998 give effect to the pending merger (the "merger") of Fleet Financial Group, Inc. ("Fleet") and BankBoston Corporation ("BankBoston"), accounted for as a pooling of interests. The merger, anticipated to be consummated late in the third or early in the fourth quarter of 1999, has been approved by the stockholders of both companies and is subject to regulatory approval.

     The unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of Fleet and BankBoston under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combined financial statements, and gives effect to the merger as if the merger had been consummated at the beginning of the earliest period presented. The unaudited pro forma condensed combined financial statements do not give effect to the anticipated cost savings in connection with the merger or the effects of any divestitures required by regulators.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the consolidated historical financial statements of Fleet and BankBoston, including the respective notes to those statements. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the merger been consummated during the periods or as of the dates for which the pro forma information is presented.

     Pro forma per share amounts for the combined Fleet and BankBoston entity are based on the exchange ratio of 1.1844 shares of Fleet common stock, par value $.01 per share, for each share of BankBoston common stock, par value $1.00 per share.

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               as of June 30, 1999

                                                                                     PRO FORMA          PRO FORMA
(DOLLARS IN MILLIONS)                                    FLEET        BANKBOSTON    ADJUSTMENTS         COMBINED
                                                       ---------      ----------    -----------         ---------
ASSETS:
Cash, due from banks and interest-bearing deposits     $   4,994      $   4,482      $    --            $   9,476
Federal funds sold and securities purchased
     under agreements to resell                                7          6,271           --                6,278
Securities                                                10,461         13,824           --               24,285
Trading assets                                               769          4,422           --                5,191
Loans and leases                                          75,287         41,789           --              117,076
Reserve for credit losses                                 (1,723)          (792)          --               (2,515)
Due from brokers/dealers                                   2,444             79           --                2,523
Mortgages held for resale                                  1,339           --             --                1,339
Premises and equipment                                     1,234          1,295           --                2,529
Mortgage servicing rights                                  2,630           --             --                2,630
Intangible assets                                          3,389            779           --                4,168
Other assets                                               6,117          5,415           --               11,532
                                                       ---------      ---------      ---------          ---------

Total assets                                           $ 106,948      $  77,564      $    --            $ 184,512
                                                       =========      =========      =========          =========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
 Domestic:
   Noninterest-bearing                                 $  17,069      $   6,387      $    --            $  23,456
   Interest-bearing                                       46,006         28,147           --               74,153
 Overseas:
   Noninterest-bearing                                      --            1,322           --                1,322
   Interest-bearing                                        3,269         13,180           --               16,449
                                                       ---------      ---------      ---------          ---------
Total deposits                                            66,344         49,036           --              115,380
                                                       ---------      ---------      ---------          ---------
Federal funds purchased and securities sold
     under agreements to repurchase                        3,507          7,257           --               10,764
Other short-term borrowings                                3,379          5,454           --                8,833
Due to brokers/dealers                                     3,775            200           --                3,975
Long-term debt                                            16,436          5,594           --               22,030
Accrued expenses and other liabilities                     3,767          4,949            650 (4b)         9,366
                                                       ---------      ---------      ---------          ---------
Total liabilities                                         97,208         72,490            650            170,348
                                                       ---------      ---------      ---------          ---------
STOCKHOLDERS' EQUITY:
Preferred stock                                              691           --             --                  691
Common stock                                                   6            307           (304)(4a)             9
Common surplus                                             3,346          1,101           (145)(4a)         4,302
Retained earnings                                          5,887          4,143           (650)(4b)         9,380
Accumulated other comprehensive loss                        (116)          (102)          --                 (218)
Treasury stock, at cost                                      (74)          (375)           449 (4a)          --
                                                       ---------      ---------      ---------          ---------
Total stockholders' equity                                 9,740          5,074           (650)            14,164
                                                       ---------      ---------      ---------          ---------
Total liabilities and stockholders' equity             $ 106,948      $  77,564      $    --            $ 184,512
                                                       =========      =========      =========          =========

  See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    For the Three Months Ended June 30, 1999

                                                                                   Pro Forma     Pro Forma
(Dollars in millions, except per share amounts)            Fleet      BankBoston  Adjustments    Combined
                                                           -----      ----------  -----------    ---------
Interest income:
  Interest and fees on loans                              $  1,557     $  1,027     $   --       $  2,584
  Interest on securities and trading assets                    177          264         --            441
  Other                                                         49          157         --            206
                                                          --------     --------     --------     --------
     Total interest income                                   1,783        1,448         --          3,231
                                                          --------     --------     --------     --------
Interest expense:
  Deposits                                                     404          459         --            863
  Short-term borrowings                                         72          221         --            293
  Long-term debt                                               236           90         --            326
  Other                                                         48         --           --             48
                                                          --------     --------     --------     --------
     Total interest expense                                    760          770         --          1,530
                                                          --------     --------     --------     --------
Net interest income                                          1,023          678         --          1,701
                                                          --------     --------     --------     --------
Provision for credit losses                                    146           95         --            241
                                                          --------     --------     --------     --------
Net interest income after provision for credit losses          877          583         --          1,460
                                                          --------     --------     --------     --------
Noninterest income:
  Investment services revenue                                  264          156         --            420
  Banking fees and commissions                                 194          176         --            370
  Credit card revenue                                          164           23         --            187
  Venture capital revenue                                       45           26         --             71
  Gain on sale of business                                    --             50         --             50
  Other                                                        369          281         --            650
                                                          --------     --------     --------     --------
       Total noninterest income                              1,036          712         --          1,748
                                                          --------     --------     --------     --------
Noninterest expense:
  Employee compensation and benefits                           579          547         --          1,126
  Occupancy and equipment                                      156          113         --            269
  Intangible asset amortization                                 71           14         --             85
  Other                                                        372          225         --            597
                                                          --------     --------     --------     --------
       Total noninterest expense                             1,178          899         --          2,077
                                                          --------     --------     --------     --------
Income before income taxes                                     735          396         --          1,131
Applicable income taxes                                        285          146         --            431
                                                          --------     --------     --------     --------
Net income                                                $    450     $    250     $   --       $    700
                                                          ========     ========     ========     ========
Net income applicable to common shares                    $    435     $    250     $   --       $    685
                                                          ========     ========     ========     ========
Weighted average common shares outstanding
  (in thousands):
     Basic                                                 569,532      296,832         --        921,100 (4c)
     Diluted                                               589,634      301,662         --        946,922 (4c)
Per Common Share:
     Basic                                                $    .76     $    .84     $   --       $    .74 (4c)
     Diluted                                                   .74          .83         --            .72 (4c)

  See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Six Months Ended June 30, 1999

                                                                                   Pro Forma     Pro Forma
(Dollars in millions, except per share amounts)            Fleet      BankBoston  Adjustments    Combined
                                                           -----      ----------  -----------    ---------
Interest income:
  Interest and fees on loans                              $  3,116     $  2,061     $   --       $  5,177
  Interest on securities and trading assets                    350          493         --            843
  Other                                                         95          265         --            360
                                                          --------     --------     --------     --------
     Total interest income                                   3,561        2,819         --          6,380
                                                          --------     --------     --------     --------
Interest expense:
  Deposits                                                     827          932         --          1,759
  Short-term borrowings                                        152          401         --            553
  Long-term debt                                               437          173         --            610
  Other                                                         88         --           --             88
                                                          --------     --------     --------     --------
     Total interest expense                                  1,504        1,506         --          3,010
                                                          --------     --------     --------     --------
Net interest income                                          2,057        1,313         --          3,370
                                                          --------     --------     --------     --------
Provision for credit losses                                    295          165         --            460
                                                          --------     --------     --------     --------
Net interest income after provision for credit losses        1,762        1,148         --          2,910
                                                          --------     --------     --------     --------
Noninterest income:
  Investment services revenue                                  511          290         --            801
  Banking fees and commissions                                 387          329         --            716
  Credit card revenue                                          305           44         --            349
  Venture capital revenue                                       86           59         --            145
  Gain on sale of business                                    --             50         --             50
  Other                                                        706          535         --          1,241
                                                          --------     --------     --------     --------
       Total noninterest income                              1,995        1,307         --          3,302
                                                          --------     --------     --------     --------
Noninterest expense:
  Employee compensation and benefits                         1,121        1,021         --          2,142
  Occupancy and equipment                                      316          221         --            537
  Intangible asset amortization                                142           29         --            171
  Other                                                        724          434         --          1,158
                                                          --------     --------     --------     --------
       Total noninterest expense                             2,303        1,705         --          4,008
                                                          --------     --------     --------     --------
Income before income taxes                                   1,454          750         --          2,204
Applicable income taxes                                        566          277         --            843
                                                          --------     --------     --------     --------
Net income                                                $    888     $    473     $   --       $  1,361
                                                          ========     ========     ========     ========
Net income applicable to common shares                    $    857     $    473     $   --       $  1,330
                                                          ========     ========     ========     ========
Weighted average common shares outstanding
  (in thousands):
     Basic                                                 569,042      296,386         --        920,082 (4c)
     Diluted                                               589,291      300,095         --        944,724 (4c)
Per Common Share:
     Basic                                                $   1.51     $   1.60     $   --       $   1.45 (4c)
     Diluted                                                  1.45         1.58         --           1.41 (4c)

  See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    For the Three Months Ended June 30, 1998

                                                                                   Pro Forma     Pro Forma
(Dollars in millions, except per share amounts)            Fleet      BankBoston  Adjustments    Combined
                                                           -----      ----------  -----------    ---------
Interest income:
  Interest and fees on loans                              $  1,481     $  1,032     $   --       $  2,513
  Interest on securities and trading assets                    179          238         --            417
  Other                                                         56          120         --            176
                                                          --------     --------     --------     --------
    Total interest income                                    1,716        1,390         --          3,106
                                                          --------     --------     --------     --------
Interest expense:
  Deposits                                                     474          464         --            938
  Short-term borrowings                                        107          210         --            317
  Long-term debt                                               104           76         --            180
  Other                                                         59         --           --             59
                                                          --------     --------     --------     --------
    Total interest expense                                     744          750         --          1,494
                                                          --------     --------     --------     --------
Net interest income                                            972          640         --          1,612
                                                          --------     --------     --------     --------
Provision for credit losses                                    118           60         --            178
                                                          --------     --------     --------     --------
Net interest income after provision for credit losses          854          580         --          1,434
                                                          --------     --------     --------     --------
Noninterest income:
  Banking fees and commissions                                 182          143         --            325
  Investment services revenue                                  220           85         --            305
  Venture capital revenue                                       39           84         --            123
  Credit card revenue                                           98           12         --            110
  Securities gains                                            --             11         --             11
  Other                                                        270          122         --            392
                                                          --------     --------     --------     --------
       Total noninterest income                                809          457         --          1,266
                                                          --------     --------     --------     --------
Noninterest expense:
  Employee compensation and benefits                           482          368         --            850
  Occupancy and equipment                                      149           96         --            245
  Intangible asset amortization                                 59           11         --             70
  Other                                                        327          172         --            499
                                                          --------     --------     --------     --------
       Total noninterest expense                             1,017          647         --          1,664
                                                          --------     --------     --------     --------
Income before income taxes                                     646          390         --          1,036
Applicable income taxes                                        253          148         --            401
                                                          --------     --------     --------     --------
Net income                                                $    393     $    242     $   --       $    635
                                                          ========     ========     ========     ========
Net income applicable to common shares                    $    380     $    238     $   --       $    618
                                                          ========     ========     ========     ========
Weighted average common shares outstanding
  (in thousands):
    Basic                                                  568,194      293,769         --        916,134 (4c)
    Diluted                                                588,760      298,275         --        942,037 (4c)
Per Common Share:
    Basic                                                 $    .67     $    .81     $   --       $    .67 (4c)
    Diluted                                                    .65          .80         --            .66 (4c)

  See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements

             FLEET FINANCIAL GROUP, INC. AND BANKBOSTON CORPORATION
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Six Months Ended June 30, 1998

                                                                                   Pro Forma     Pro Forma
(Dollars in millions, except per share amounts)            Fleet      BankBoston  Adjustments    Combined
                                                           -----      ----------  -----------    ---------
Interest income:
  Interest and fees on loans                              $  2,858     $  2,043     $   --       $  4,901
  Interest on securities and trading assets                    342          446         --            788
  Other                                                        110          239         --            349
                                                          --------     --------     --------     --------
    Total interest income                                    3,310        2,728         --          6,038
                                                          --------     --------     --------     --------
Interest expense:
  Deposits                                                     911          926         --          1,837
  Short-term borrowings                                        191          417         --            608
  Long-term debt                                               193          142         --            335
  Other                                                        114         --           --            114
                                                          --------     --------     --------     --------
    Total interest expense                                   1,409        1,485         --          2,894
                                                          --------     --------     --------     --------
Net interest income                                          1,901        1,243         --          3,144
                                                          --------     --------     --------     --------
Provision for credit losses                                    210          200         --            410
                                                          --------     --------     --------     --------
Net interest income after provision for credit losses        1,691        1,043         --          2,734
                                                          --------     --------     --------     --------
Noninterest income:
  Banking fees and commissions                                 358          272         --            630
  Investment services revenue                                  421          167         --            588
  Venture capital revenue                                       69          136         --            205
  Credit card revenue                                          154           22         --            176
  Securities gains                                              51           36         --             87
  Gain on sale of business                                    --            165         --            165
  Other                                                        451          248         --            699
                                                          --------     --------     --------     --------
       Total noninterest income                              1,504        1,046         --          2,550
                                                          --------     --------     --------     --------
Noninterest expense:
  Employee compensation and benefits                           926          722         --          1,648
  Occupancy and equipment                                      303          190         --            493
  Intangible asset amortization                                110           21         --            131
  Other                                                        675          375         --          1,050
                                                          --------     --------     --------     --------
       Total noninterest expense                             2,014        1,308         --          3,322
                                                          --------     --------     --------     --------
Income before income taxes                                   1,181          781         --          1,962
Applicable income taxes                                        465          301         --            766
                                                          --------     --------     --------     --------
Net income                                                $    716     $    480     $   --       $  1,196
                                                          ========     ========     ========     ========
Net income applicable to common shares                    $    691     $    471     $   --       $  1,162
                                                          ========     ========     ========     ========
Weighted average common shares outstanding
  (in thousands):
    Basic                                                  567,987      293,159         --        915,205 (4c)
    Diluted                                                587,999      297,579         --        940,452 (4c)
Per Common Share:
    Basic                                                 $   1.22     $   1.61     $   --       $   1.27 (4c)
    Diluted                                                   1.18         1.58         --           1.24 (4c)

  See Notes To The Unaudited Pro Forma Condensed Combined Financial Statements

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

     The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company. It is anticipated that the merger will be consummated late in the third or early in the fourth quarter of 1999.

     Under generally accepted accounting principles, the transaction will be accounted for as a pooling of interests and, as such, the assets and liabilities of BankBoston will be combined with those of Fleet at book value. In addition, the statements of income of BankBoston will be combined with the statements of income of Fleet as of the earliest period presented. The unaudited pro forma condensed combined statements of income give effect to the merger as if the merger occurred at the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet assumes the merger was consummated on June 30, 1999. Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of income to conform presentations.

     Fleet and BankBoston anticipate that, in order to obtain regulatory approval for the merger, the companies will be required to divest approximately $13 billion of deposits, primarily in the Massachusetts and New Hampshire, Connecticut and Rhode Island markets. No adjustment has been included, however, in the unaudited pro forma condensed combined financial statements for the anticipated divestitures. The reduction in net income related to such divestitures is estimated to be $160 million post-tax.

Note 2. Accounting Policies and Financial Statement Classifications

     The accounting policies of both companies are in the process of being reviewed for consistency. As a result of this review, certain conforming accounting adjustments may be necessary. The nature and extent of such adjustments have not been determined but are not expected to be significant. Transactions between Fleet and BankBoston that are not material in relation to the pro forma financial information have not been eliminated from the pro forma combined amounts.

Note 3. Merger- and Restructuring-Related Charges

     A liability of $1 billion (pre-tax) has been recorded in the unaudited pro forma condensed combined balance sheet to reflect Fleet's and BankBoston's best estimate of merger- and restructuring-related charges in connection with the merger. This liability resulted in a $650 million post-tax charge to retained earnings in the unaudited pro forma condensed combined balance sheet. The following table provides detail of the estimated charges by type, post-tax:

                                                     Estimated Costs
                                                        (Post-Tax)
         Type of Cost                              (Dollars in millions)
--------------------------------------------------------------------------------
         Personnel                                         $300
         Technology and operations                          150
         Facilities                                          75
         Branches                                            25
         Transaction costs and other                        100
--------------------------------------------------------------------------------
         Total                                             $650
================================================================================

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                    COMBINED FINANCIAL STATEMENTS (Continued)

     Personnel-related costs consist primarily of charges related to employee severance, termination of certain employee benefits plans and employee assistance costs for separated employees. Technology and operations costs include accelerated depreciation in excess of normal scheduled depreciation and certain liabilities that will be incurred as a result of the elimination of duplicate systems. Facilities charges consist of lease termination costs and other facilities-related exit costs, as well as accelerated depreciation in excess of normal depreciation, resulting from consolidation of duplicate headquarters and operation facilities. Branch-related costs are primarily related to the cost of exiting branches anticipated to be closed, including lease terminations and equipment write-offs. The effect of the proposed charge has been reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 1999. However, since the proposed charge is nonrecurring, it has not been reflected in the unaudited pro forma condensed combined statements of income. In addition, it is estimated that $60 million (post-tax) in other expenses related to the merger will be recognized in future periods as they are incurred. These charges have not been reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 1999.

Note 4. Pro Forma Adjustments

     (a) Pro forma adjustments to common stock, treasury stock and common surplus at June 30, 1999, reflect the merger accounted for as a pooling of interests, through: (1) the exchange of 351.8 million shares of Fleet common stock (using the exchange ratio of 1.1844) for the 297.0 million outstanding shares of BankBoston common stock at June 30, 1999, (2) the reclassification adjustment to common stock to reflect the $.01 par value of Fleet common stock, and (3) an adjustment for $449 million to reflect the retirement of BankBoston treasury stock and the reissuance of Fleet treasury stock.

     (b) Pro forma adjustments to accrued expenses and other liabilities and retained earnings reflect the $1 billion merger- and restructuring-related charge and a $350 million reduction in the deferred tax liability for the anticipated tax benefit of such charge. For additional information on the merger- and restructuring-related charges see Note 3.

     (c) The pro forma combined weighted average common shares outstanding for the three and six months ended June 30, 1999 and 1998 reflect Fleet weighted average common shares outstanding plus the converted BankBoston weighted average common shares outstanding. Each share of BankBoston common stock was converted into 1.1844 shares of Fleet common stock.